EXHIBIT 99

RESPONSIBILITY FOR FINANCIAL REPORTS

I, Everett F. Jefferson, President and Chief Executive Officer of Fresh Choice, Inc.  (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                                  the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 8, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Everett F. Jefferson
Everett F. Jefferson
President and Chief Executive Officer

I, David E. Pertl, Senior Vice President and Chief Financial Officer of Fresh Choice, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that

(1)                                  the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 8, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ David E. Pertl
David E. Pertl
Senior Vice President
and Chief Financial Officer